PRIME EQUIPMENT CORP.

                  (FORMERLY PRIME EQUIPMENT CORP.)

                  (A DEVELOPMENT STAGE COMPANY)

                      FINANCIAL STATEMENTS

                        DECEMBER 31, 1999

                      TABLE OF CONTENTS




                                                     Page Number


INDEPENDENT ACCOUNTANT'S REPORT............   1

FINANCIAL STATEMENT:

     Balance Sheet..........................................................   2

     Statement of Operations and Deficit
      Accumulated During the Development Stage........   3

     Statement of Changes in Stockholders' Equity......   4

     Statement of Cash Flows......................................   5

     Notes to the Financial Statements........................   6

                 INDEPENDENT ACCOUNTANT'S REPORT


To the Board of Directors and Stockholders of Prime Equipment, Inc.
(Formerly Prime Equipment Corp.)
Las Vegas, Nevada

      I have audited the accompanying balance sheets of Prime Equipment, Inc. (a development stage company) as of December 31, 1999 and December 31, 1998 and the related statements of operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to December 31, 1999. These financial statements are the responsibility of Prime Equipment, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

      I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

      In my opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of December 31, 1999 and the results of operations, cash flows and changes in stockholders' equity for the year then ended as well as the cumulative period from December 18, 1998 conformity with generally accepted accounting principles.


/s/ DAVID COFFEY
David Coffey C.P.A.
Las Vegas, Nevada
January 6, 2000

PRIME EQUIPMENT, INC.
(FORMERLY PRIME EQUIPMENT CORP.)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS


                                        DEC. 31,       DEC. 31,
                                        1999            1998
                                        ----------      ----------
ASSETS

Cash                              $   20,041      $      100
Loan receivabl                  10,000                   0
Interest receivable                 617                   0
                                        ----------      ----------
   Total Assets               $  30,658      $      100
                                  ==========      ==========


LIABILITIES & STOCKHOLDERS'
EQUITY

Accounts payable                  $   29,800      $      400
                                                   ----------      ----------

   Total Liabilities                      29,800              400


Stockholders' Equity
   Common stock, authorized
   74,000,000 shares
   at $.001 par value, issued
   and outstanding 4,021,000
   and 100,000 shares
   respectfully                              4,021             100
   Additional paid-in capital      21,329                 0
   Deficit accumulted during the
   development stage                (24,492)           (400)
                                                 ----------      ----------
   Total Stockholders' Equity          858            (300)


   Total Liabilities and
   Stockholders' Equity          $   30,658     $      100
                                  ==========      ==========


The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(FORMERLY PRIME EQUIPMENT CORP.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS AND DEFICIT
ACCUMULATED DURING THE DEVELOPMENT STAGE
FOR THE YEAR ENDED December 31, 1999
(With Cumulative Figures From Inception)


                                                         From Inception,
                          January 1, 1999        Dec. 18, 1998
                         To Dec. 31, 1999      To Dec. 31, 1999
                              -----------------           -----------------

Interest                  $         617                 $         617

Expenses
   Consulting                23,650                      23,650
   Office expenses               59                             59
   Organizational expense     0                           400
   Professional fees         1,000                       1,000
                              -----------------           -----------------
Total expenses             24,709                      25,109

Net loss                      (24,092)             $     (24,492)
                                   ======================

Retained earnings,
beginning of period       (400)
                               -------------
Deficit accumulated
during the development
stage                    $     (24,492)
                          =============

Earnings (loss) per share
   assuming dilution:
Net loss                $        (.00)               $        (.01)
                          =============         =============

Weighted average shares
outstanding           3,668,500                   3,540,150
                          =============         =============

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(FORMERLY PRIME EQUIPMENT CORP.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
PERIOD FROM December 18, 1998 (Date of Inception)
To December 31, 1999

                                                                                                Additional
                                                             Common Stock          Paid-in
                                                          Shares        Amount      Capital        Total
                                                           -----------   ----------        ---------    -----------
Balance,
December 18, 1998                                     ---     $      ---        $     ---      $       ---

Issuance of common
stock for cash
December of 1998                               100,000          100                0            100
Less net loss                                                   0              0                0           (400)
                                                           -----------   ----------        ---------    -----------

Balance,
December 31, 1998                             100,000         100                0           (300)

Issuance of common
stock for cash
March of 1999                                    100,000         100         9,900        10,000

Stock split 20 to 1
October of 1999                              3,800,000      3,800       (3,800)                0

November of 1999                                 1,000             1           999          1,000

December of 1999                               20,000           20       19,980        20,000
Less offering costs                                        0            0            (5,750)        (5,750)
Less net loss                                                  0            0                     0      (24,092)
                                                           -----------   ----------        ---------    -----------

Balance,
December 31, 1999                         4,021,000   $  4,021          21,329    $       858
                                                      ==================================

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(FORMERLY PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED December 31, 1999
(With Cumulative Figures From Inception)


                                                           From Inception,
                          January 1, 1999        Dec. 18, 1998
                         To Dec. 31, 1999      To Dec. 31, 1999
                         -----------------    -----------------

CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net Loss                  $     (24,092)        $     (24,492)
Adjustments to reconcile
  net loss to cash used
  by operating activity
   Loan receivable              (10,000)              (10,000)
   Interest receivable               (617)                   (617)
   Accounts payable              29,400                29,800
                                       -------------         -------------
     NET CASH PROVIDED BY OPERATING
         ACTIVITIES               (5,309)               (5,309)

CASH FLOWS USED BY
INVESTING ACTIVITIES

     NET CASH USED BY
     INVESTING ACTIVITIES      0                       0

CASH FLOWS FROM FINANCING
ACTIVITIES
   Sale of common stock          121                   221
   Paid-in capital                  30,879              30,879
   Less offering costs           (5,750)               (5,750)
                                        -------------         -------------
     NET CASH PROVIDED BY FINANCING
ACTIVITIES                      25,250               25,350

     NET INCREASE IN
        CASH                         19,941       $      20,041
                                           =================

CASH AT BEGINNING OF PERIOD         100
                                                              -------------
     CASH AT END OF
     PERIOD               $      20,041
                          =============

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(FORMERLY PRIME EQUIPMENT CORP.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 1999

NOTE A  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Company was incorporated on December 18, 1998 under the laws of the state of Nevada. The business purpose of the Company is to start a chain of equipment rental services.

        The Company will adopt accounting policies and procedures based upon the nature of future transactions.

NOTE B  SALE OF COMMON STOCK

        In March of 1999, the Company completed the sale of 100,000 shares of its common stock at $.10 per share or $10,000, 1,000 shares of its common stock at $1.00 per share in November of 1999 and 20,000 shares of the common stock at $1.00 in December of 1999.

NOTE C  NAME CHANGE AND INCREASE IN AUTHORIZED CAPITAL

        On October 28th, 1999, the Company changed its name from "Prime Equipment Corp." to "Prime Equipment, Inc." and increased its authorized capital stock to 74,000,000 shares of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares, 50,000,000 are common stock and 24,000,000 are preferred shares.

NOTE D  STOCK SPLIT

        On October 29, 1999, the Company approved a twenty to one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock split there were 4,000,000 shares of common stock outstanding.

NOTE E  EARNING (LOSS) PER SHARE

        Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted shares outstanding, assuming all dilitive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

                      PRIME EQUIPMENT CORP.

                  (A DEVELOPMENT STAGE COMPANY)

                      FINANCIAL STATEMENTS

                        DECEMBER 31, 1998

                        TABLE OF CONTENTS




                                                     Page Number


INDEPENDENT ACCOUNTANT'S REPORT..........   1

FINANCIAL STATEMENT:

     Balance Sheet..........................................................   2

     Statement of Operations and Deficit
      Accumulated During the Development Stage........   3

     Statement of Changes in Stockholders' Equity......   4

     Statement of Cash Flows......................................   5

     Notes to the Financial Statements........................   6

                 INDEPENDENT ACCOUNTANT'S REPORT



To the Board of Directors and Stockholders of Prime Equipment Corp.
Las Vegas, Nevada



      I have audited the accompanying balance sheet of Prime Equipment Corp. (a development stage company) as of December 31, 1998 and the related statements of operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of Prime Equipment Corp.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

      I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

      In my opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Prime Equipment Corp. as of December 31, 1998 and the results of operations, cash flows and changes in stockholders' equity for the period then ended in conformity with generally accepted accounting principles.


/s/ DAVID COFFEY
David Coffey C.P.A.
Las Vegas, Nevada
November 22, 1999

PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 1998

ASSETS

Cash                                        $          100
                                                --------------
   Total Assets                         $          100
                                                ==============

LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                   $          400
                                                --------------
   Total Liabilities                               400

Stockholders' Equity
   Common stock, authorized 50,000,000 shares
   at $.001 par value, issued and outstanding
   100,000 shares                                100
   Deficit accumulated during the
     development period                     (400)
                                                --------------
   Total Stockholders' Equity             (300)

   Total Liabilities and Stockholders' Equity   $          100
                                                ==============

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS AND DEFICIT
ACCUMULATED DURING THE DEVELOPMENT STAGE
FOR PERIOD ENDED FROM December 18, 1998
To December 31, 1998


Sales                                           $            0

Expenses
   Organizational expense                      400
                                                  --------------
Total expenses                                       400


Net loss                                                (400)

Retained earnings,
beginning of period                                   0
                                                  --------------

Deficit accumulated during
the development stage                  $         (400)
                                                ==============

Earnings (loss) per share
   assuming dilution:

Net loss                                        $         (.00)
                                                ==============

Weighted average shares outstanding 100,000
                                                ==============

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
PERIOD From December 18, 1998 (Date of Inception)
To December 31, 1998

                                                                                                                  Additional
                                                                               Common Stock          Paid-in
                                                                            Shares        Amount      Capital        Total
                                                                              -----------   ----------    ---------    -----------
Balance,
December 18, 1998                                                       ---     $      ---      $     ---    $       ---

Issuance of common
stock for cash                                                       100,000          100               0            100
Less net loss                                                                   0               0               0           (400)
                                                                              -----------   ----------    ---------    -----------

Balance,
December 31, 1998                                             100,000      $   100      $      0      $    (300)
                                                                            ================================

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
From December 18, 1998
To December 31, 1998


CASH FLOWS USED BY OPERATING ACTIVITIES

   Net loss                                     $         (400)
   Increase in accounts payable                400
                                                       --------------
     NET CASH PROVIDED BY
     OPERATING ACTIVITIES                  0

CASH FLOWS USED BY INVESTING ACTIVITIES

     NET CASH USED BY
     INVESTING ACTIVITIES                    0

CASH FLOWS FROM FINANCING ACTIVITIES
   Sale of common stock                           100
                                                        --------------
     NET CASH PROVIDED BY
     FINANCING ACTIVITIES                100

     NET INCREASE IN CASH               100

CASH AT BEGINNING OF PERIOD        ---
                                                         --------------
     CASH AT END OF PERIOD     $          100
                                                ==============

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 1998

NOTE A  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Company was incorporated on December 18, 1998 under the laws of the state of Nevada. The business purpose of the Company is to start a chain of equipment rental services.

        The Company will adopt accounting policies and procedures based upon the nature of future transactions.

NOTE B  SUBSEQUENT EVENTS

        In March of 1999, the Company completed the sale of 100,000 shares of its common stock at $.10 per share or $10,000.

        On October 28th, 1999, the Company changed its name from "Prime Equipment Corp." to "Prime Equipment, Inc." and increased its authorized capital stock to 74,000,000 shares of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares, 50,000,000 are common stock and 24,000,000 are preferred shares.

        On October 29, 1999, the Company approved a twenty to one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock split there were 4,000,000 shares of common stock outstanding.

NOTE C  EARNINGS (LOSS) PER SHARE

        Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

                       PRIME EQUIPMENT, INC.

                  (A DEVELOPMENT STAGE COMPANY)

                      FINANCIAL STATEMENTS

               MARCH 31, 2000, AND MARCH 31, 1999

                      TABLE OF CONTENTS




                                                     Page Number


INDEPENDENT ACCOUNTANT'S REPORT............   1

FINANCIAL STATEMENT:

     Balance Sheets.........................................................   2

     Statement of Operations and Deficit
      Accumulated During the Development Stage.........   3

     Statement of Changes in Stockholders' Equity.........   4

     Statements of Cash Flows........................................   5

     Notes to the Financial Statements............................   6

                 INDEPENDENT ACCOUNTANT'S REPORT


To the Board of Directors and Stockholders of Prime Equipment, Inc.
Las Vegas, Nevada

      I have audited the accompanying balance sheets of Prime Equipment, Inc. (a development stage company) as of March 31, 2000, and March 31, 1999 and the related statements of operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to March 31, 2000. These statements are the responsibility of Prime Equipment, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

      I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

      In my opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of March 31, 2000, and March 31, 1999, and the results of operations, cash flows and changes in stockholders' equity for the periods then ended, as well as the cumulative period from December 18, 1998. in conformity with generally accepted accounting principles.


/s/ DAVID COFFEY
David Coffey C.P.A.
Las Vegas, Nevada
June 15, 2000

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

                                                                                      March 31,    March 31,
                                                                                          2000          1999
                                                                                        ----------      ----------

ASSETS

Cash                                                                             $    4,041      $       71
Notes receivable                                                              10,000        10,000
Interest receivable                                                                817               15
                                                                                        ----------      ----------
   Total Assets                                                             $   14,858     $ 10,086
                                                                                    =======    =======


LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                                       $   13,800      $      400
                                                                                        ----------      ----------
   Total Liabilities                                                           13,800              400

Stockholders' Equity
   Common stock, authorized 50,000,000 shares at $.001
   par value, issued and outstanding 4,021,000 shares
   and 200,000 shares, respectively, after giving effect
   to a 20:1 stock split effective October 22, 1999           4,021             200
   Preferred stock, authorized 24,000,000 shares at $.001
   par value, issued and outstanding 0 shares                          0                 0
   Additional paid-in capital                                           21,329          9,900
   Deficit accumulated during the development stage (24,292)           (414)
                                                                                        ----------      ----------
   Total Stockholders' Equity                                          1,058           9,686


   Total Liabilities and Stockholders' Equity           $   14,858      $   10,086
                                                                                   =======   ========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS AND DEFICIT
ACCUMULATED DURING THE DEVELOPMENT STAGE
(With Cumulative Figures From Inception)

                                                                                                    From Inception,
                                           Jan. 1, 2000, to    Jan. 1, 1999, to   Dec. 18, 1998, to
                                           Mar. 31, 2000      Mar. 31, 1999      Mar. 31, 2000
                                           -----------------       -----------------      -----------------
Income                               $            200        $              15        $             817

Expenses
   Organizational expense                    0                          0                      400
   Consulting                                        0                          0                 23,650
   Office expenses                                0                        29                       59
   Professional fees                              0                          0                  1,000
                                           -----------------       -----------------      -----------------
Total expenses                                    0                        29                25,109

Net income (loss)                           200                       (14)       $    (24,292)
                                          ==================================

Retained earnings,
beginning of period                 (24,492)                    (400)
                                           -----------------       -----------------      -----------------
Deficit accumulated during the
development stage         $       (24,292)        $          (414)
                                       =================   =================

Earnings (loss) per share assuming dilution,
   after giving effect to a 20 for 1 stock
   split effective October 22, 1999
Net loss                         $           0.00           $          0.00        $       (0.01)
                     ============================================

Weighted average
shares outstanding            4,021,000                  133,333          3,630,313
                     ============================================

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM December 18, 1998 (Date of Inception) TO
MARCH 31, 2000

                                                                                              Additional
                                                              Common Stock          Paid-in
                                                           Shares        Amount      Capital        Total
                                                          -----------      ----------      ---------      -----------
Balance,
December 18, 1998                                   ---       $      ---       $     ---       $       ---

Issuance of common stock for cash
December, 1998                               100,000            100                0              100

Less net loss                                                0                0                0             (400)
                                                          -----------      ----------      ---------      -----------
Balance, December 31, 1998            100,000           100                0             (300)

Issuance of common stock for cash
March, 1999                                      100,000           100         9,900          10,000

Stock split 20 for 1
October 22, 1999                            3,800,000        3,800       (3,800)                  0

Issuance of common stock for cash
November, 1999                                    1,000               1           999             1,000

Issuance of common stock for cash
December, 1999                                  20,000             20       19,980           20,000

Less offering costs                                       0               0        (5,750)           (5,750)

Less net loss                                                 0               0                0           (24,092)
                                                          -----------      ----------      ---------      -----------
Balance, December 31, 1999         4,021,000        4,021       21,329                858

Net income (loss)                                         0               0                0                200
                                                          -----------      ----------      ---------      -----------
Balance, March 31, 2000               4,021,000   $    4,021    $  21,329    $     1,058
                                                    ========= ========  =======  =========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(With Cumulative Figures From Inception)


                                                                                                         From Inception,
                                               Jan. 1, 2000, to    Jan. 1, 1999, to   Dec. 18, 1998, to
                                                Mar. 31, 2000      Mar. 31, 1999      Mar. 31, 2000
                                                -----------------       -----------------       -----------------
CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net loss                                  $             200       $             (14)       $       (24,292)
Non-cash items included in net loss         0                         0                            0
Adjustments to reconcile net loss to
  cash used by operating activity
   Note receivable                           (10,000)              (10,000)
   Interest receivable                            (200)                     (15)                   (817)
   Accounts payable                        (16,000)                        0                 13,800
                                                -----------------       -----------------       -----------------
     NET CASH PROVIDED BY
     OPERATING ACTIVITIES     (16,000)              (10,029)              (21,309)

CASH FLOWS USED BY
INVESTING ACTIVITIES                     0                          0                          0
                                                -----------------       -----------------       -----------------
     NET CASH USED BY
     INVESTING ACTIVITIES               0                           0                          0


CASH FLOWS FROM FINANCING
ACTIVITIES
   Sale of common stock                        0                       100                    4,021
   Paid-in capital                                    0                     9,900                 27,079
   Less offering costs                             0                            0                 (5,750)
                                                -----------------       -----------------       -----------------
     NET CASH PROVIDED BY
     FINANCING ACTIVITIES             0                    10,000                25,350
                                                -----------------       -----------------       -----------------
     NET INCREASE IN CASH    (16,000)                    (29)          $       4,041
                                                      =================

CASH AT BEGINNING OF
   PERIOD                                      20,041                   100
                                                -----------------       -----------------
     CASH AT END OF
     PERIOD                            $         4,041         $              71
                                             ==================================


The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000, AND MARCH 31, 1999

NOTE A  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Company was incorporated on December 18, 1998, under the laws of the state of Nevada. The business purpose of the Company is to start a chain of equipment rental services.

        The Company will adopt accounting policies and procedures based upon the nature of future transactions.

NOTE B  SALE OF COMMON STOCK

        In March of 1999, the Company completed the sale of 100,000 shares of its common stock at $.10 per share or $10,000, 1000 shares of its common stock at $1.00 per share in November of 1999 and 20,000 shares of the common stock at $1.00 in December of 1999.

NOTE C  NAME CHANGE AND INCREASE IN AUTHORIZED CAPITAL

        On October 28, 1999, the Company changed its name from "Prime Equipment Corp." to "Prime Equipment, Inc." and increased its authorized capital stock to 74,000,000 shares of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares, 50,000,000 are common stock and 24,000,000 are preferred stock.

NOTE D  STOCK SPLIT

        On October 22, 1999, the Company approved a twenty to one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock split there were 4,000,000 shares of common stock outstanding.

NOTE E  EARNING (LOSS) PER SHARE

        Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

                       PRIME EQUIPMENT, INC.

                  (A DEVELOPMENT STAGE COMPANY)

                      FINANCIAL STATEMENTS

                JUNE 30, 2000, AND JUNE 30, 1999

                      TABLE OF CONTENTS




                                                     Page Number


INDEPENDENT ACCOUNTANT'S REPORT..........   1

FINANCIAL STATEMENT:

     Balance Sheets.........................................................   2

     Statement of Operations and Deficit
      Accumulated During the Development Stage.........   3

     Statement of Changes in Stockholders' Equity......   4

     Statements of Cash Flows......................................   5

     Notes to the Financial Statements..........................   6-7

                 INDEPENDENT ACCOUNTANT'S REPORT


To the Board of Directors and Stockholders of Prime Equipment, Inc.
Las Vegas, Nevada

      I have audited the accompanying balance sheets of Prime Equipment, Inc. (a development stage company) as of June 30, 2000, and June 30, 1999 and the related statements of operations, cash flows and changes in stockholders' equity for the period from December 18, 1998 (date of inception) to June 30, 2000. These financial statements are the responsibility of Prime Equipment, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

      I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

      In my opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Prime Equipment, Inc. as of June 30, 2000, and June 30, 1999, and the results of operations, cash flows and changes in stockholders' equity for the periods then ended as well as the cumulative period from December 18, 1998. in conformity with generally accepted accounting principles.


/s/ DAVID COFFEY
David Coffey C.P.A.
Las Vegas, Nevada
July 20, 2000

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

                                                                               June 30,           June 30,
                                                                                 2000                1999
                                                                               ----------           ----------

ASSETS

Cash                                                                     $    4,041         $       41
Notes receivable                                                      10,000           10,000
Interest receivable                                                     1,017                215
                                                                               ----------           ----------
   Total Assets                                                      $ 15,058          $10,256
                                                                         ==========   ==========


LIABILITIES & STOCKHOLDERS'
EQUITY

Accounts payable                                               $ 13,800          $   400
Note payable                                                         25,000                    0
Interest payable                                                            48                    0
                                                                               ----------           ----------
   Total Liabilities                                                   38,848               400


Stockholders' Equity
   Common stock, authorized 50,000,000 shares at $.001
   par value, issued and outstanding 4,021,000 shares
   and 200,000 shares, respectively, after giving
   effect to a 20:1 stock split effective
   October 22, 1999                                                     4,021                200
   Preferred stock, authorized 24,000,000 shares at $.001
   par value, none issued or outstanding                            0                    0
   Additional paid-in capital                                     21,329              9,900
   Deficit accumulated during the development
   stage                                                                    (49,140)              (244)
                                                                               ----------           ----------
   Total Stockholders' Equity                                  (23,790)            9,856


   Total Liabilities and
   Stockholders' Equity                                       $   15,058       $   10,256
                                                                       ==========      ==========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS AND DEFICIT
ACCUMULATED DURING THE DEVELOPMENT STAGE
(With Cumulative Figures From Inception)

                                                                                                        From Inception,
                                                     Jan. 1, 2000, to Jan. 1, 1999, to Dec. 18, 1998, to
                                                      June 30, 2000   June 30, 1999  June 30, 2000
                                                      -----------------   -----------------  -----------------
Interest                                          $            400     $            215     $         1,017

Expenses
   Organizational expense                               0                       0                   400
   Consulting                                          25,000                       0              48,650
   Office expenses                                           0                     59                     59
   Professional fees                                         0                       0                 1,000
   Interest expense                                        48                       0                      48
                                                      -----------------   -----------------  -----------------
Total expenses                                      25,048                     59               50,157

Net income (loss)                                (24,648)                  156      $      (49,140)
                                                            =================

Retained earnings,
beginning of period                             (24,492)               (400)
                                                      -----------------   -----------------
Deficit accumulated during the
development stage                         $    (49,140)     $        (244)
                                                     ==========  ==========

Earnings (loss) per share assuming dilution,
   after giving effect to a 20 for 1 stock
   split effective October 22, 1999
Net loss                                         $        (0.01)    $          0.00      $         (0.01)
                                                     ==========   ==========  ==========

Weighted average
shares outstanding                           4,021,000           166,667          3,692,000
                                                     ==========   ==========  ==========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM December 18, 1998 (Date of Inception) TO
JUNE 30, 2000

                                                                                                    Additional
                                                                    Common Stock          Paid-in
                                                                 Shares        Amount      Capital        Total
                                                               -----------      ----------      ---------    -----------
Balance, December 18, 1998                      ---           $      ---        $     ---    $       ---

Issuance of common stock for cash
December, 1998                                      100,000            100                 0           100

Less net loss                                                       0                0                 0          (400)
                                                               -----------      ----------      ---------    -----------
Balance, December 31, 1998                  100,000            100                 0          (300)

Issuance of common stock for cash
March, 1999                                            100,000            100          9,900      10,000

Stock split 20 for 1 October 22, 1999  3,800,000         3,800         (3,800)             0

Issuance of common stock for cash
November, 1999                                         1,000                 1             999       1,000

Issuance of common stock for cash
December, 1999                                        20,000               20        19,980     20,000

Less offering costs                                             0                 0        (5,750)     (5,750)

Less net loss                                                       0                 0                0     (24,092)
                                                               -----------      ----------      ---------    -----------
Balance, December 31, 1999               4,021,000          4,021       21,329            858

Net income (loss)                                              0                 0                 0      (24,648)
                                                               -----------      ----------      ---------    -----------
Balance, June 30, 2000                        4,021,000      $   4,021     $21,329   $ (23,790)
                                                             =======      =======    =====    ========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(With Cumulative Figures From Inception)


                                                                                                         From Inception,
                                                 Jan. 1, 2000, to    Jan. 1, 1999, to   Dec. 18, 1998, to
                                                  June 30, 2000      June 30, 1999      June 30, 2000
                                                  -----------------       -----------------        -----------------
CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net income or (loss)                $     (24,648)         $          156           $     (49,140)
Non-cash items included in net loss         0                          0                             0
Adjustments to reconcile net loss to cash used
  by operating activity
   Note receivable                            (10,000)              (10,000)
   Interest receivable                             (400)                   (215)                 (1,017)
   Accounts payable                         (16,000)                        0                  13,800
                                                  -----------------       -----------------        -----------------
     NET CASH PROVIDED BY
     OPERATING ACTIVITIES      (41,048)              (10,059)                (46,357)

CASH FLOWS USED BY
INVESTING ACTIVITIES                       0                         0                           0
                                                  -----------------       -----------------        -----------------
     NET CASH USED BY
     INVESTING ACTIVITIES                  0                          0                          0


CASH FLOWS FROM FINANCING
ACTIVITIES
   Note payable                             25,000                           0                25,000
   Interest payable                                48                           0                      48
   Sale of common stock                       0                       100                  4,021
   Paid-in capital                                   0                     9,900                27,079
   Less offering costs                            0                            0                 (5,750)
                                                  -----------------       -----------------        -----------------
     NET CASH PROVIDED BY
     FINANCING ACTIVITIES   25,048                   10,000                50,398
                                                  -----------------       -----------------        -----------------

     NET INCREASE IN CASH (16,000)                       (59)             $  4,041
                                                   ===============================

CASH AT BEGINNING
   OF PERIOD                            20,041                         100
                                                  -----------------       -----------------
     CASH AT END OF
     PERIOD                              $  4,041                $        41
                                                ==========      ==========


The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2000, AND JUNE 30, 1999

NOTE A  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Company was incorporated on December 18, 1998, under the laws of the state of Nevada. The business purpose of the Company is to start a chain of equipment rental services.

        The Company will adopt accounting policies and procedures based upon the nature of future transactions.

NOTE B  SALE OF COMMON STOCK

        In March of 1999, the Company completed the sale of 100,000 shares of its common stock at $.10 per share or $10,000, 1000 shares of its common stock at $1.00 per share in November of 1999 and 20,000 shares of the common stock at $1.00 in December of 1999.

NOTE C  NAME CHANGE AND INCREASE IN AUTHORIZED CAPITAL

        On October 28, 1999, the Company changed its name from "Prime Equipment Corp." to "Prime Equipment, Inc." and increased its authorized capital stock to 74,000,000 shares of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares, 50,000,000 are common stock and 24,000,000 are preferred stock.

NOTE D  STOCK SPLIT

        On October 22, 1999, the Company approved a twenty to one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock split there were 4,000,000 shares of common stock outstanding.

NOTE E  EARNING (LOSS) PER SHARE

        Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2000, AND JUNE 30, 1999
(continued)

NOTE F  NOTE PAYABLE

        On May 23, 2000, the Company received $25,000 cash disbursement on a Note maturing April 30, 2001 with simple annual interest at the rate of 10% per annum. The
        Note is unsecured. The proceeds were to be used to start a chain of equipment rental services.

NOTE G  SUBSEQUENT EVENTS

        On July 20, 2000, the Board of Directors approved a resolution to increase the authorized number of common shares from 50,000,000 to 500,000,000 and increase the number of preferred shares from 24,000,000 to 100,000,000. This resolution is subject to approval by the shareholders.

                     UNAUDITED FINANCIAL STATEMENTS



                   PRIME EQUIPMENT, INC.

                     ( A DEVELOPMENT STAGE COMPANY )



          SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999

               TABLE OF CONTENTS





                                                                     Page Number

INDEPENDENT ACCOUNTANT'S REPORT  .. . .. ...  1

FINANCIAL STATEMENT

    Balance Sheets    .       .   .. ...    ...  ...                           2

    Statements of Operations and Deficit
        Accumulated During the Development Stage  .... . 3

    Statement of Changes in Stockholders' Equity    ..     4

    Statements of Cash Flows              ..   ...                     5

    Notes to the Financial Statements          .....                6-7

                 INDEPENDENT ACCOUNTANT'S REPORT





     To the Board of Directors and Stockholders of Prime Equipment, Inc.
     Las Vegas, Nevada

     I have reviewed the accompanying balance sheets of Prime Equipment, Inc. (a development stage company) as of September 30, 2000, and
September 30, 1999, and the related statements of operations, cash flows, and changes in stockholders' equity for the three and nine month periods then ended, as well as the period from December 18, 1998 (date of inception)
to September 30, 2000.   These statements are the responsibility of
Prime Equipment, Inc.'s management.

    I conducted my review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, no such opinion is expressed.

     Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles established by the American Institute of Certified Public Accountants.

David Coffey, C. P. A.
Las Vegas, Nevada
November 15, 2000

PRIME EQUIPMENT, INC.
( A DEVELOPMENT STAGE COMPANY )
BALANCE SHEETS

                                                                        September 30,            September 30,
                                                                              2000                          1999
                                                                        ------------------            ------------------
ASSETS

Cash                                                                $           3,604            $                 41
Notes receivable                                                        10,000                        10,000
Interest receivable                                                       1,217                             417
                                                                        ------------------            ------------------
               Total Assets                                     $         14,821             $         10,458
                                                                        ===========          ===========

LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                           $         17,118              $            800
Note payable                                                             25,000                                0
Interest payable                                                              673                                0
Loans from stockholders                                             1,500                                0
                                                                        ------------------            ------------------
               Total Liabilities                                          44,291                            800

Stockholders' Equity
          Common stock, authorized 500,000,000
          shares at $.001 par value, issued and
          outstanding 4,021,000 shares and
          200,000 shares, respectively, after
          giving effect to a 20:1 stock split effective
          October 22, 1999                                              4,021                           200
          Preferred stock, authorized 100,000,000
          shares at $.001 par value, none issued
          or outstanding                                                         0                               0
          Additional paid-in capital                              21,329                        9,900
          Deficit accumulated during the
          development stage                                        (54,820)                        (442)
                                                                        ------------------            ------------------

               Total Stockholders' Equity                       (29,470)                      9,658

  Total Liabilities and Stockholders' Equity   $          14,821            $          10,458
                                                                        ===========          ===========

          The accompanying notes are an integral part of these financial statements.

                         -  2  -

PRIME EQUIPMENT, INC.
( A DEVELOPMENT STAGE COMPANY )
STATEMENTS OF OPERATIONS AND DEFICIT
ACCUMULATED DURING THE DEVELOPMENT STAGE
(With Cumulative Figures From Inception)

                         Three months ended Sept. 30, Nine months ended Sept. 30,  From Inception,
                         -----------------------------------    ----------------------------------    Dec. 18, 1998, to
                               2000                1999                2000                1999          Sept. 30, 2000
                         ----------------    ----------------    ---------------     ---------------     ----------------
Income             $           200     $            202    $          600      $           417      $         1,217

Expenses
   Organizational expense  0                      0                    0                      0                    400
   Consulting                      0                  400           25,000                   400               48,650
   Office expenses              0                      0                    0                     59                     59
   Fees                            437                       0                437                      0                   437
   Professional fees     4,818                       0             4,818                      0                5,818
   Interest expense         625                       0                673                      0                  673
                         ----------------    ----------------    ---------------     ---------------     ----------------
Total expenses           5,880                   400           30,928                   459             56,037

Net income (loss)     (5,680)                 (198)        (30,328)                  (42)   $    (54,820)
                                                                                                                         =========
Retained earnings,
beginning of period (49,140)              (244)          (24,492)                (400)
                         ----------------    ----------------    ---------------     ---------------     ----------------
Deficit accumulated during the development
stage                 $    (54,820)    $          (442)    $    (54,820)    $         (442)
                         =========    =========    =========    =========

Earnings ( loss ) per share
   assuming dilution, after giving
   effect to a 20 for 1 stock split
   effective October 22, 1999
Net loss            $           0.00    $            0.00   $         (0.01)    $           0.00     $    (0.01)
                         =========    =========    =========    =========     =======
Weighted average shares
outstanding           4,021,000        4,021,000        4,021,000            166,667    3,736,864
                         =========    =========    =========    =========     =======

The accompanying notes are an integral part of
     these financial statements.
                                                     - 3 -

PRIME EQUIPMENT, INC.
( A DEVELOPMENT STAGE COMPANY )
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM DECEMBER 18, 1998,  ( Date of Inception ) TO
SEPTEMBER 30, 2000

                                                 Common Stock                  Additional           Total
                                             Shares             Amount           Paid-in
                                                                                            Capital
                                             --------------      --------------      --------------          --------------
                                                                      $                     $                         $
Balance, December 18, 1998          ----                ----                  ----                     ----

Issuance of common stock for cash
December, 1998                      100,000                  100                     0                       100

Less net loss                                       0                      0                      0                     (400)
                                             --------------      --------------      --------------          --------------
Balance, December 31, 1998   100,000                 100                      0                     (300)

Issuance of common stock for cash
March, 1999                             100,000                 100               9,900                  10,000

Stock split 20 for 1
October 22, 1999                  3,800,000              3,800              (3,800)                          0

Issuance of common stock for cash
November, 1999                          1,000                     1                  999                     1,000

Issuance of common stock for cash
December, 1999                         20,000                   20             19,980                   20,000

Less offering costs                               0                     0             (5,750)                  (5,750)

Less net loss                                         0                     0                     0                  (24,092)
                                             --------------      --------------      --------------          --------------
Balance, December 31, 1999 4,021,000              4,021             21,329                     858

Net income (loss)                                0                     0                     0                  (30,328)
                                             --------------      --------------      --------------          --------------
Balance, September 30, 2000 4,021,000    $       4,021      $     21,329         $    (29,470)
                                                ========   ========       ========        ========

The accompanying notes are an integral part of these financial statements
                         - 4 -

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(With Cumulative Figures From Inception )

                         Three months ended Sept. 30, Nine months ended Sept. 30,  From Inception,
                         -----------------------------------    ----------------------------------    Dec. 18, 1998, to
                               2000                1999                2000                1999          Sept. 30, 2000
                         ----------------    ----------------    ---------------     ---------------     ----------------
CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net income or (loss) (5,680)               (198)     $  (30,328)     $           (42)    $    (54,820)
Non-cash items
  included in net loss         0                      0                     0                      0                      0
Adjustments to reconcile net loss to
  cash used by operating activity
    Note receivable             0                      0                     0            (10,000)          (10,000)
     Interest receivable   (200)               (202)              (600)                (417)            (1,217)
    Accounts payable   3,318                  400           (12,682)                 400            17,118
     Loans from
       stockholders        1,500                       0             1,500                                       1,500
                         ----------------    ----------------    ---------------     ---------------     ----------------
          NET CASH PROVIDED BY
          OPERATING
          ACTIVITIES   (1,062)                      0          (42,110)       (10,059)             (47,419)

CASH FLOWS USED BY
INVESTING
ACTIVITIES                     0                        0                    0                   0                        0
                         ----------------    ----------------    ---------------     ---------------     ----------------
           NET CASH USED BY
           INVESTING
           ACTIVITIES          0                      0                     0                       0                      0

CASH FLOWS FROM FINANCING
ACTIVITIES
  Note payable                   0                       0           25,000                       0             25,000
   Interest payable          625                       0                673                       0                  673
   Sale of common stock    0                       0                   0                    100               4,021
   Paid-in capital                 0                       0                  0                  9,900             27,079
   Less offering costs           0                      0                  0                         0              (5,750)
                         ----------------    ----------------    ---------------     ---------------     ----------------
           NET CASH PROVIDED BY
           FINANCING
           ACTIVITIES       625                  0             25,673           10,000              51,023
                         ----------------    ----------------    ---------------     ---------------     ----------------
           NET INCREASE
           IN CASH          (437)                      0          (16,437)                 (59)     $         3,604
                                                                                                                      ===========
CASH AT BEGINNING
OF PERIOD              4,041                      41            20,041                  100
                         ----------------    ----------------    ---------------     ---------------
CASH AT END OF
PERIOD                    3,604                      41     $       3,604     $             41
                          =========  =========     =========    =========

The accompanying notes are an integral part of these financial statements.

PRIME EQUIPMENT, INC.
(A DEVELOPMENT STAGE COMPANY )
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999

NOTE A    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company was incorporated on December 18, 1998, under the laws of the State of Nevada. The business purpose of the Company is to start a chain of equipment rental services.

The Company will adopt accounting policies and procedures based upon the nature of future transactions.

NOTE B    SALE OF COMMON STOCK

In March of 1999, the Company completed the sale of 100,000 shares of its common stock at $.10 per share or $10,000, 1000 shares of its common stock at $1.00 per share in November of 1999 and 20,000 shares of its common stock at $1.00 in December of 1999.

NOTE C    NAME CHANGE AND INCREASE IN AUTHORIZED CAPITAL

On October 28, 1999, the Company changed its name from "Prime Equipment Corp." to "Prime Equipment, Inc." and increased its authorized capital stock to 74,000,000 shares of $.001 per share par value from 50,000,000 shares of $.001 per share par value. Of the 74,000,000 authorized shares, 50,000,000 are common stock and 24,000,000 are preferred stock.

On July 20, 2000, the Board of Directors approved a resolution to increase the authorized number of common shares from 50,000,000 to 500,000,000 and increase the number of preferred shares from 24,000,000 to 100,000,000.

NOTE D    STOCK SPLIT

On October 22, 1999, the Company approved a twenty to one stock split. Prior to the stock split there were 200,000 shares of common stock outstanding and after the stock split there were 4,000,000 shares of common stock outstanding.

NOTE E    EARNINGS (LOSS) PER SHARE

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period.
                    - 6 -

PRIME EQUIPMENT, INC.
( A DEVELOPMENT STAGE COMPANY )
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000, AND SEPTEMBER 30, 1999
(continued)

NOTE E    EARNINGS (LOSS) PER SHARE (continued)

Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

NOTE F    NOTE PAYABLE

On May 23, 2000, the Company received $25,000 cash disbursement on a Note maturing April 30, 2001 with simple annual interest at the rate of 10% per annum. The note is unsecured. The proceeds were to be used to start a chain of equipment rental services.